UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 16, 2015

General Electric Company
(Exact name of registrant as specified in its charter)

New York	001-00035	14-0689340
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3135 Easton Turnpike, Fairfield, Connecticut		06828-0001
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code (203) 373-2211

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On October 16, 2015, General Electric Company (the "Company") released its third-quarter 2015 financial results on its investor relations website at www.ge.com/investor. A copy of these is attached as Exhibit 99 and incorporated by reference herein.

Except as indicated below, the information provided pursuant to this Item 2.02, including Exhibit 99, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.  The information set forth in Exhibit 99 under the headings "Condensed Statement of Earnings (Loss) (Unaudited),"  "Summary of Operating Segments (Unaudited)," "Summary of Operating Segments Additional Information (Unaudited)" and "Condensed Statement of Financial Position (Unaudited)" is being filed.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
The following exhibit is being furnished (except for those portions that are deemed "filed" as indicated above) as part of this report:

Exhibit Description

99      Third-quarter 2015 financial results released on General Electric Company's website on October 16, 2015.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

General Electric Company
(Registrant)

Date: October 16, 2015	/s/ Jan R. Hauser
Jan R. Hauser Vice President and Controller